UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

EDAP TMS S.A.

(Exact name of Registrant as specified in its charter)

France	000-29374	98-1644844
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Parc d’Activites la Poudrette-Lamartine

4/6, rue du Dauphiné

Vaulx-en-Velin, France 69120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (+33) 47-215-3150

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
American Depositary Shares, each representing one Ordinary Share (Ordinary Shares, nominal value €0.13 per share)	FOCL	NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2026, EDAP TMS S.A. (the “Company”) announced certain preliminary unaudited estimated financial results as of and for the six months ended June 30, 2026. This announcement was contained in a press release (the “Press Release”), a copy of which is attached as Exhibit 99.1 hereto. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K pertaining to the Press Release is incorporated herein by reference.

Item 8.01	Other Events.

On August 11, 2026, the Company made a presentation (the “Investor Presentation”) available on the “Investors” section of its website at www.focalone.com. The Investor Presentation is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Expansion into New Indications

Expansion into Benign Prostatic Hyperplasia (BPH)

The Company is advancing the evaluation of its Focal One Robotic HIFU platform for the potential treatment of benign prostatic hyperplasia ("BPH"). Based on published third-party estimates, more than 100 million men worldwide are living with BPH, with more than 13 million new cases diagnosed annually including over 600,000 in the United States. The Company believes its experience in robotic HIFU for prostate cancer may provide a foundation for developing a non-invasive treatment option for patients with BPH. The Company’s BPH development program is currently focused on feasibility studies inside and outside the United States. In the United States, the feasibility study has received Institutional Review Board approval. Outside the United States, a multicenter feasibility study is underway.

Focal One has not been cleared or approved by the U.S. Food and Drug Administration (the "FDA") or any other regulatory authority for the treatment of BPH, and its use for that indication is investigational. There can be no assurance that the Company’s BPH development program will be successful or that Focal One will receive regulatory clearance or approval for this indication.

Expansion into Endometriosis

The Company is also advancing development of the Focal One Robotic HIFU platform for the potential treatment of deep infiltrating endometriosis, a severe form of endometriosis for which treatment options are currently limited primarily to hormonal therapy and surgery. Based on published third-party estimates, approximately 38 million women worldwide are affected by deep infiltrating endometriosis, with more than 783,000 patients diagnosed annually including over 225,000 in the United States. The Company believes its robotic HIFU technology may provide a non-invasive treatment alternative, as opposed to current treatment options that are limited to hormone therapy and/or invasive surgery, designed to reduce symptoms and improve quality of life. Outside the United States, the Company’s endometriosis program is progressing through ongoing clinical development, including a randomized controlled pivotal study, and the Company has initiated a limited commercial launch in Europe under its CE mark for this indication. In the United States, the Company received FDA Breakthrough Device Designation for this indication in 2024 and is evaluating long-term data generated from its European studies to inform its regulatory strategy.

Focal One has not been cleared or approved by the FDA for the treatment of deep infiltrating endometriosis, and its use for that indication in the United States is investigational. Breakthrough Device Designation provides for enhanced interaction with the FDA during development and review but does not guarantee or accelerate clearance or approval, and there can be no assurance that Focal One will receive clearance or approval for this indication.

Cautionary Statement on Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws, including Section 27A of the U.S. Securities Act of 1933 (the “Securities Act”) or Section 21E of the U.S. Securities Exchange Act of 1934, as amended, including the information contained in the Press Release, the information contained in the Investor Presentation and the information concerning the new indications, which may be identified by words such as “believe,” “can,” “contemplate,” “could,” “plan,” “intend,” “is designed to,” “may,” “might,” “potential,” “objective,” “target,” “project,” “predict,” “forecast,” “ambition,” “guideline,” “should,” “will,” “estimate,” “expect” and “anticipate,” or the negative of these and similar expressions, which reflect the Company’s views about future events and financial performance. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties, including matters not yet known to the Company or not currently considered material by the Company, and there can be no assurance that anticipated events will occur or that the objectives set out will actually be achieved. Important factors that could cause actual results to differ materially from the results anticipated in the forward-looking statements include, but are not limited to, uncertainties related to market conditions and those risks relating to the Company’s business, which are described in the Company’s filings with the SEC and in particular in the section “Risk Factors” in the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Forward-looking statements speak only as of the date they are made. Other than required by law, the Company does not undertake any obligation to update them in light of new information or future developments. These forward-looking statements are based upon information, assumptions and estimates available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 11, 2026
99.2	Investor Presentation, dated August 11, 2026
104	Cover Page Interactive Data File-the cover page XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAP TMS S.A.

Date: August 11, 2026	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary